COLONIAL UTILITIES FUND

                        Supplement to Prospectuses dated

                                  April 1, 2000

                             Class A, B and C Shares

                                 Class Z Shares

The first paragraph under the caption "Primary Investment Strategies" is revised in its entirety as follows:

The Fund invests at least 65% of its assets in securities of utilities companies. Up to 35% of the Fund's assets may be invested in equity securities of non-utilities related companies. The Fund may invest up to 20% of its assets in foreign utilities company securities.

759-36/335B-0500                 May 12, 2000